SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 15, 2003

                         CHASE CREDIT CARD MASTER TRUST

           Series 1996-4, Series 1997-1, Series 1997-4, Series 1997-5,
           Series 1998-3, Series 1998-5, Series 1999-1, Series 1999-3,
           Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1,
           Series 2001-2, Series 2001-3, Series 2001-4, Series 2001-5,
           Series 2001-6, Series 2002-1, Series 2002-2, Series 2002-3,
           Series 2002-4, Series 2002-5, Series 2002-6, Series 2002-7
           and Series 2002-8
--------------------------------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                     333-83484               22-2382028
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


White Clay Center, Building 200, Newark, DE                  19711
--------------------------------------------------------     ------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of a number of outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of December 17, 1999, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On January 15, 2003, Chase USA, on behalf of JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) as servicer, distributed monthly payments to the holders of the Series 1996-4, Series 1997-1, Series 1997-4, Series 1997-5, Series 1998-3, Series 1998-5, Series 1999-1, Series 1999-3, Series 2000-1,
Series 2000-2, Series 2000-3, Series 2001-1, Series 2001-2, Series 2001-3,
Series 2001-4, Series 2001-5, Series 2001-6, Series 2002-1, Series 2002-2,
Series 2002-3, Series 2002-4, Series 2002-5, Series 2002-6, Series 2002-7 and
Series 2002-8 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.

         The December gross portfolio yield for the trust of 15.63% is 135 bps higher than the November gross portfolio yield. The increase in gross portfolio yield is mainly attributable to there being two more collection days in December than in November and seasonably higher interchange income. December charge offs increased 105 bps to 6.07%. The increase in charge offs was due to an increase in the number of bankruptcy filings and in the amount of contractual losses.


Item 7(c).  Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Reports with respect to the January 15, 2003 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 15, 2003

                                        JPMorgan Chase Bank
                                        (f/k/a The Chase Manhattan Bank),
                                        as Servicer


                                        By:  /s/ Miriam K. Haimes
                                        -----------------------------------
                                        Name:  Miriam K. Haimes
                                        Title: Senior Vice President

                                     INDEX TO EXHIBITS
                                     ----------------------------

Exhibit No.                          Description
---------------                      -----------------
20.1                                 Monthly Reports with respect to the
                                     January 15, 2003 distribution